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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): October 5, 1998

                           EINSTEIN/NOAH BAGEL CORP.
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             (Exact name of registrant as specified in its charter)


Delaware                           0-21097                      84-1294908
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(State or other                  (Commission                  (IRS Employer
jurisdiction of                   File No.)                  Identification No.)
incorporation)


        14103 Denver West Parkway, P.O. Box 4086, Golden, Colorado 80401
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                    (Address of principal executive offices)

                                 (303) 215-9300
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              (Registrant's telephone number, including area code)

                                 Not applicable
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         (Former name or former address, if changes since last report)
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ITEM 5. OTHER EVENTS

     On October 5, 1998, Boston Chicken, Inc. ("BCI"), the owner of a majority of the outstanding common stock of Einstein/Noah Bagel Corp. (the "Company"), announced that it had filed for protection under Chapter 11 of the federal bankruptcy laws. The Company does not expect the filing, which relates only to BCI and its Boston Market-related subsidiaries, to have a material adverse effect on the business, financial condition or results of operations of the Company. The Company's common stock is independently traded on the Nasdaq National Market under the symbol "ENBX" and the business, operations and management of the Company are separate from BCI. The Company's relationships with its banks and vendors are also separate from BCI.

     BCI has informed the Company that BCI has terminated its engagement with Morgan Stanley & Co. Incorporated ("Morgan Stanley"), pursuant to which Morgan Stanley was advising and assisting BCI in connection with the sale of all or a portion of the shares of the Company's common stock owned by BCI.


                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 5, 1998

                                        EINSTEIN/NOAH BAGEL CORP.



                                        By:    /s/ Amy S. Powers
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                                           Amy S. Powers
                                           Vice President